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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                   FORM 8-K

                                CURRENT REPORT



                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): March 15, 2000



                             TERRA INDUSTRIES INC.
            (Exact name of registrant as specified in its charter)



            Maryland                    1-8520                   52-1145429
(State or other jurisdiction of    (Commission File           (I.R.S. Employer
incorporation or organization)          Number)              Identification No.)


             Terra Centre
           600 Fourth Street
             P.O. Box 6000
            Sioux City, Iowa              51102-6000
(Address of principal executive offices)  (Zip Code)


      Registrant's telephone number, including area code:  (712) 277-1340

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ITEM 5.   Other Events.
          ------------

     On March 15, 2000, Terra Industries Inc. issued the press release contained in Exhibit 1 hereto, which is incorporated by reference herein.


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  TERRA INDUSTRIES INC.



                              By:  /s/ George H. Valentine
                                  ---------------------------------------
                                  George H. Valentine
                                  Senior Vice President, General Counsel
                                  and Corporate Secretary



Date: March 15, 2000